UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2008

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California	90745-6209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 513-7280

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 26, 2008, Ducommun Incorporated, (the “Company”) and John J. Walsh (“Walsh”) entered into a Severance Agreement and Release of All Claims dated as of March 17, 2008 (the “Agreement”) in the form attached hereto as Exhibit 99.1. Pursuant to the Agreement, the Company agreed to continue to pay Walsh’s base salary ($265,000 per year) and to continue to provide certain medical insurance and dental insurance benefits for a period from March 29, 2008 to March 28, 2009. Walsh is the former executive vice president of the Company.

Item 9.01.	Financial Statements and Exhibits.

99.1	Severance Agreement and Release of All Claims between Ducommun Incorporated and John J. Walsh dated as of March 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: April 1, 2008	By:	/s/ James S. Heiser
James S. Heiser
Vice President and General Counsel